UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


         Date of Report (date of earliest event reported): June 7, 2004
                                                           ------------


                                CBRL GROUP, INC.



   Tennessee                 0-25225                    62-1749513
(State or Other     (Commission File Number)        (I.R.S. Employer
  Jurisdiction                                      Identification No.)
of Incorporation)

                  305 Hartmann Drive, Lebanon, Tennessee 37087

                                 (615) 444-5533










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Item 7.  Financial Statements and Exhibits

(c) Exhibits.

99.1  Press Release dated June 7, 2004


Item 9.  Regulation FD Disclosure

     CBRL Group, Inc. (the "Company") issued a press release, which is attached hereto as Exhibit 99.1, announcing that the Company will be presenting at the 2004 Piper Jaffray Consumer Conference on June 9, 2004 at 9:05 a.m. Eastern Time and noted that the Company's presentation at the conference would be available to the public simultaneously over the Internet, and for 14 days thereafter.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 8, 2004                    CBRL GROUP, INC.


                                        By: /s/ James F. Blackstock
                                            -----------------------------------
                                        Name:    James F. Blackstock
                                        Title:   Senior Vice President, General
                                                 Counsel and Secretary